AMENDMENT NO. 1

                AMENDMENT NO. 1, dated February 28, 1997, between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and the other party signatory hereto ("Purchaser").

                                    RECITALS:

         The Company and the Purchaser entered into that certain Agreement, dated as of November 7, 1995, between the Company and the Purchaser (the "Agreement"), pursuant to which (i) Purchaser purchased from the Company the Designated Number of Shares of Common Stock, and (ii) the Company became obligated under certain circumstances to issue to the Purchaser the Designated Number of Restricted Shares. The Company and Purchaser wish to relieve the Company of its obligation to issue the Restricted Shares, none of which have been granted as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Except as otherwise provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Section 2 of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Company no longer has any obligation to issue any Restricted Shares to the Purchaser.

3. Concurrently herewith, the Company and the Purchaser are entering an option agreement whereby the Company is granting to the Purchaser the right and option (the "Option") to purchase an aggregate of 245,000 Shares of Common Stock ("Option Shares"). Upon exercise of any part of or the entire Option and the subsequent sale of the underlying Shares of Common Stock, Purchaser hereby agrees to prepay a part of the principal of and interest on the Note, in an amount equal to the net proceeds of such sale, (with such prepayment being applied first to accrued interest on the Note and then to principal). For purposes hereof, "net proceeds" shall be the sale price of the underlying Shares of Common Stock minus the exercise price of the Option actually paid for such shares of Common Stock and any applicable taxes payable by Purchaser by reason of exercise of the Option.

4. Notwithstanding Section 3 above, the Company, in its sole and absolute discretion, can, upon receipt from the Purchaser of a written notice indicating that the Purchaser wishes to exercise all or part of the Option, purchase the part of the Option that the Purchaser wishes to exercise at a purchase price equal to the Closing Price of the underlying Shares of Common Stock on the last trading day immediately preceding the date of exercise minus the aggregate exercise price. Such purchase price shall be paid in cash to the extent of any applicable taxes payable by Purchaser by reason of exercise of the Option and the balance shall be applied as a prepayment of the Note (with such prepayment being applied first to accrued interest and

F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       1
         then to principal) with any remainder being paid to the Purchaser. For purposes hereof, "Closing Price" shall mean the closing price for the Common Stock officially reported on any date by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive) based on the best information available to it.

5. The Company shall provide Purchaser, to the extent available at reasonable rates, with term life and disability insurance coverage the beneficiary of which shall be designated by the Purchaser in an amount equal to or greater than the principal amount of the Note plus interest that shall accrue on the Note. (Such interest shall be calculated on the assumption that the Note will be paid in full on the Note's maturity date.) Such life insurance shall be provided to the Purchaser at Company's expense. The proceeds of such insurance shall be used to pay the Note in full and the policy shall include such beneficiary designation as shall be necessary to insure that the Company will receive directly from the insurer the proceeds necessary to make such payment.

6. Section 3 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of the Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record Shares of Common Stock (which may include Shares and Option Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to
         Section 1(a), plus (ii) the total number of Option Shares issued to Purchaser."

7. Section 5(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Option Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto."

8. Sections 3, 4 and 5, of the Agreement are hereby renumbered Sections 2, 3 and 4, respectively.



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                                       2

9. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                             /s/ Ira B. Lampert
                                                 Purchaser: Ira B. Lampert
By: /s/ Steve Jackel
Name: Steve Jackel                               Purchaser's Address:
Title: President & COO
                                                 c/o 35 Mileed Way

                                                 Avenel, New Jersey 07001



F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       3

                                 AMENDMENT NO. 1

                AMENDMENT NO. 1, dated February 28, 1997, between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and the other party signatory hereto ("Purchaser").

                                    RECITALS:

         The Company and the Purchaser entered into that certain Agreement, dated as of November 7, 1995, between the Company and the Purchaser (the "Agreement"), pursuant to which (i) Purchaser purchased from the Company the Designated Number of Shares of Common Stock, and (ii) the Company became obligated under certain circumstances to issue to the Purchaser the Designated Number of Restricted Shares. The Company and Purchaser wish to relieve the Company of its obligation to issue the Restricted Shares, none of which have been granted as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Except as otherwise provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Section 2 of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Company no longer has any obligation to issue any Restricted Shares to the Purchaser.

3. Concurrently herewith, the Company and the Purchaser are entering an option agreement whereby the Company is granting to the Purchaser the right and option (the "Option") to purchase an aggregate of 10,000 Shares of Common Stock ("Option Shares"). Upon exercise of any part of or the entire Option and the subsequent sale of the underlying Shares of Common Stock, Purchaser hereby agrees to prepay a part of the principal of and interest on the Note, in an amount equal to the net proceeds of such sale, (with such prepayment being applied first to accrued interest on the Note and then to principal). For purposes hereof, "net proceeds" shall be the sale price of the underlying Shares of Common Stock minus the exercise price of the Option actually paid for such shares of Common Stock and any applicable taxes payable by Purchaser by reason of exercise of the Option.

4. Notwithstanding Section 3 above, the Company, in its sole and absolute discretion, can, upon receipt from the Purchaser of a written notice indicating that the Purchaser wishes to exercise all or part of the Option, purchase the part of the Option that the Purchaser wishes to exercise at a purchase price equal to the Closing Price of the underlying Shares of Common Stock on the last trading day immediately preceding the date of exercise minus the aggregate exercise price. Such purchase price shall be paid in cash to the extent of any applicable taxes payable by Purchaser by reason of exercise of the Option and the balance shall be applied as a

F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       1
         prepayment of the Note (with such prepayment being applied first to accrued interest and then to principal) with any remainder being paid to the Purchaser. For purposes hereof, "Closing Price" shall mean the closing price for the Common Stock officially reported on any date by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive) based on the best information available to it.

5. The Company shall provide Purchaser, to the extent available at reasonable rates, with term life and disability insurance coverage the beneficiary of which shall be designated by the Purchaser in an amount equal to or greater than the principal amount of the Note plus interest that shall accrue on the Note. (Such interest shall be calculated on the assumption that the Note will be paid in full on the Note's maturity date.) Such life insurance shall be provided to the Purchaser at Company's expense. The proceeds of such insurance shall be used to pay the Note in full and the policy shall include such beneficiary designation as shall be necessary to insure that the Company will receive directly from the insurer the proceeds necessary to make such payment.

6. Section 3 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of the Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record Shares of Common Stock (which may include Shares and Option Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to
         Section 1(a), plus (ii) the total number of Option Shares issued to Purchaser."

7. Section 5(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Option Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto."

8. Sections 3, 4 and 5, of the Agreement are hereby renumbered Sections 2, 3 and 4, respectively.


F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       2

9. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                             /s/ Eli Shoer
                                                 Purchaser: Eli Shoer
By: /s/ Ira B. Lampert
Name:  Ira B. Lampert                            Purchaser's Address:
Title:   Chairman & CEO
                                                 4 Ross Avenue

                                                 Spring Valley, New York 10977


F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       3

                                 AMENDMENT NO. 1

                AMENDMENT NO. 1, dated February 28, 1997, between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and the other party signatory hereto ("Purchaser").

                                    RECITALS:

       The Company and the Purchaser entered into that certain Agreement, dated as of November 7, 1995, between the Company and the Purchaser (the "Agreement"), pursuant to which (i) Purchaser purchased from the Company the Designated Number of Shares of Common Stock, and (ii) the Company became obligated under certain circumstances to issue to the Purchaser the Designated Number of Restricted Shares. The Company and Purchaser wish to relieve the Company of its obligation to issue the Restricted Shares, none of which have been granted as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Except as otherwise provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Section 2 of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Company no longer has any obligation to issue any Restricted Shares to the Purchaser.

3. Concurrently herewith, the Company and the Purchaser are entering an option agreement whereby the Company is granting to the Purchaser the right and option (the "Option") to purchase an aggregate of 25,000 Shares of Common Stock ("Option Shares"). Upon exercise of any part of or the entire Option and the subsequent sale of the underlying Shares of Common Stock, Purchaser hereby agrees to prepay a part of the principal of and interest on the Note, in an amount equal to the net proceeds of such sale, (with such prepayment being applied first to accrued interest on the Note and then to principal). For purposes hereof, "net proceeds" shall be the sale price of the underlying Shares of Common Stock minus the exercise price of the Option actually paid for such shares of Common Stock and any applicable taxes payable by Purchaser by reason of exercise of the Option.

4. Notwithstanding Section 3 above, the Company, in its sole and absolute discretion, can, upon receipt from the Purchaser of a written notice indicating that the Purchaser wishes to exercise all or part of the Option, purchase the part of the Option that the Purchaser wishes to exercise at a purchase price equal to the Closing Price of the underlying Shares of Common Stock on the last trading day immediately preceding the date of exercise minus the aggregate exercise price. Such purchase price shall be paid in cash to the extent of any applicable taxes payable by Purchaser by reason of exercise of the Option and the balance shall be applied as a

F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       1
         prepayment of the Note (with such prepayment being applied first to accrued interest and then to principal) with any remainder being paid to the Purchaser. For purposes hereof, "Closing Price" shall mean the closing price for the Common Stock officially reported on any date by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive) based on the best information available to it.

5. The Company shall provide Purchaser, to the extent available at reasonable rates, with term life and disability insurance coverage the beneficiary of which shall be designated by the Purchaser in an amount equal to or greater than the principal amount of the Note plus interest that shall accrue on the Note. (Such interest shall be calculated on the assumption that the Note will be paid in full on the Note's maturity date.) Such life insurance shall be provided to the Purchaser at Company's expense. The proceeds of such insurance shall be used to pay the Note in full and the policy shall include such beneficiary designation as shall be necessary to insure that the Company will receive directly from the insurer the proceeds necessary to make such payment.

6. Section 3 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of the Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record Shares of Common Stock (which may include Shares and Option Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to
         Section 1(a), plus (ii) the total number of Option Shares issued to Purchaser."

7. Section 5(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Option Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto."

8. Sections 3, 4 and 5, of the Agreement are hereby renumbered Sections 2, 3 and 4, respectively.


F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       2

9. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                                 /s/ Gary M. Simon
                                                     Purchaser: Gary M. Simon
By: /s/ Ira B. Lampert
Name:  Ira B. Lampert                                Purchaser's Address:
Title:   Chairman & CEO
                                                     23 Lotus Street

                                                     Cedarhurst, New York 11516





F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       3

                                 AMENDMENT NO. 1

                AMENDMENT NO. 1, dated February 28, 1997, between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and the other party signatory hereto ("Purchaser").

                                    RECITALS:

         The Company and the Purchaser entered into that certain Agreement, dated as of November 7, 1995, between the Company and the Purchaser (the "Agreement"), pursuant to which (i) Purchaser purchased from the Company the Designated Number of Shares of Common Stock, and (ii) the Company became obligated under certain circumstances to issue to the Purchaser the Designated Number of Restricted Shares. The Company and Purchaser wish to relieve the Company of its obligation to issue the Restricted Shares, none of which have been granted as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Except as otherwise provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Section 2 of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Company no longer has any obligation to issue any Restricted Shares to the Purchaser.

3. Concurrently herewith, the Company and the Purchaser are entering an option agreement whereby the Company is granting to the Purchaser the right and option (the "Option") to purchase an aggregate of 100,000 Shares of Common Stock ("Option Shares"). Upon exercise of any part of or the entire Option and the subsequent sale of the underlying Shares of Common Stock, Purchaser hereby agrees to prepay a part of the principal of and interest on the Note, in an amount equal to the net proceeds of such sale, (with such prepayment being applied first to accrued interest on the Note and then to principal). For purposes hereof, "net proceeds" shall be the sale price of the underlying Shares of Common Stock minus the exercise price of the Option actually paid for such shares of Common Stock and any applicable taxes payable by Purchaser by reason of exercise of the Option.

4. Notwithstanding Section 3 above, the Company, in its sole and absolute discretion, can, upon receipt from the Purchaser of a written notice indicating that the Purchaser wishes to exercise all or part of the Option, purchase the part of the Option that the Purchaser wishes to exercise at a purchase price equal to the Closing Price of the underlying Shares of Common Stock on the last trading day immediately preceding the date of exercise minus the aggregate exercise price. Such purchase price shall be paid in cash to the extent of any applicable taxes payable by Purchaser by reason of exercise of the Option and the balance shall be applied as a

F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       1
         prepayment of the Note (with such prepayment being applied first to accrued interest and then to principal) with any remainder being paid to the Purchaser. For purposes hereof, "Closing Price" shall mean the closing price for the Common Stock officially reported on any date by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive) based on the best information available to it.

5. The Company shall provide Purchaser, to the extent available at reasonable rates, with term life and disability insurance coverage the beneficiary of which shall be designated by the Purchaser in an amount equal to or greater than the principal amount of the Note plus interest that shall accrue on the Note. (Such interest shall be calculated on the assumption that the Note will be paid in full on the Note's maturity date.) Such life insurance shall be provided to the Purchaser at Company's expense. The proceeds of such insurance shall be used to pay the Note in full and the policy shall include such beneficiary designation as shall be necessary to insure that the Company will receive directly from the insurer the proceeds necessary to make such payment.

6. Section 3 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of the Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record Shares of Common Stock (which may include Shares and Option Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to
         Section 1(a), plus (ii) the total number of Option Shares issued to Purchaser."

7. Section 5(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Option Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto."

8. Sections 3, 4 and 5, of the Agreement are hereby renumbered Sections 2, 3 and 4, respectively.


F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       2

9. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                                  /s/ Steve Jackel
                                                      Purchaser: Steve Jackel
By: /s/ Ira B. Lampert
Name:  Ira B. Lampert                                 Purchaser's Address:
Title:   Chairman & CEO
                                                      150 East 61st Street

                                                       New York, New York 10021




F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       3

                                 AMENDMENT NO. 1

                AMENDMENT NO. 1, dated February 28, 1997, between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and the other party signatory hereto ("Purchaser").

                                    RECITALS:

         The Company and the Purchaser entered into that certain Agreement, dated as of May 7, 1996, between the Company and the Purchaser (the
"Agreement"), pursuant to which (i) Purchaser purchased from the Company the Designated Number of Shares of Common Stock, and (ii) the Company became obligated under certain circumstances to issue to the Purchaser the Designated Number of Restricted Shares. The Company and Purchaser wish to relieve the Company of its obligation to issue the Restricted Shares, none of which have been granted as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Except as otherwise provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Section 2 of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Company no longer has any obligation to issue any Restricted Shares to the Purchaser.

3. Concurrently herewith, the Company and the Purchaser are entering an option agreement whereby the Company is granting to the Purchaser the right and option (the "Option") to purchase an aggregate of 27,500 shares of Common Stock ("Option Shares"). Upon exercise of any part of or the entire Option and the subsequent sale of the underlying Shares of Common Stock, Purchaser hereby agrees to prepay a part of the principal of and interest on the Note, in an amount equal to the net proceeds of such sale, (with such prepayment being applied first to accrued interest on the Note and then to principal). For purposes hereof, "net proceeds" shall be the sale price of the underlying Shares of Common Stock minus the exercise price of the Option actually paid for such shares of Common Stock and any applicable taxes payable by Purchaser by reason of exercise of the Option.

4. Notwithstanding Section 3 above, the Company, in its sole and absolute discretion, can, upon receipt from the Purchaser of a written notice indicating that the Purchaser wishes to exercise all or part of the Option, purchase the part of the Option that the Purchaser wishes to exercise at a purchase price equal to the Closing Price of the underlying Shares of Common Stock on the last trading day immediately preceding the date of exercise minus the aggregate exercise price. Such purchase price shall be paid in cash to the extent of any applicable taxes payable by Purchaser by reason of exercise of the Option and the balance shall be applied as a

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                                       1
         prepayment of the Note (with such prepayment being applied first to accrued interest and then to principal) with any remainder being paid to the Purchaser. For purposes hereof, "Closing Price" shall mean the closing price for the Common Stock officially reported on any date by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive) based on the best information available to it.

5. The Company shall provide Purchaser, to the extent available at reasonable rates, with term life and disability insurance coverage the beneficiary of which shall be designated by the Purchaser in an amount equal to or greater than the principal amount of the Note plus interest that shall accrue on the Note. (Such interest shall be calculated on the assumption that the Note will be paid in full on the Note's maturity date.) Such life insurance shall be provided to the Purchaser at Company's expense. The proceeds of such insurance shall be used to pay the Note in full and the policy shall include such beneficiary designation as shall be necessary to insure that the Company will receive directly from the insurer the proceeds necessary to make such payment.

6. Section 3 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of the Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record Shares of Common Stock (which may include Shares and Option Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to
         Section 1(a), plus (ii) the total number of Option Shares issued to Purchaser."

7. Section 5(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Option Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto."

8. Sections 3, 4 and 5, of the Agreement are hereby renumbered Sections 2, 3 and 4, respectively.


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                                       2

9. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                                   /s/ Brian King
                                                      Purchaser:   Brian King
By: /s/ Ira B. Lampert
  Name: Ira B. Lampert                                Purchaser's Address:
  Title:Chairman & CEO
                                                      c/o Concord Camera Corp.

                                                      35 Mileed Way

                                                      Avenel, New Jersey  07001


F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       3

                                 AMENDMENT NO. 1

               AMENDMENT NO. 1, dated February 28, 1997, between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and the other party signatory hereto ("Purchaser").

                                    RECITALS:

       The Company and the Purchaser entered into that certain Agreement,
dated  as  of  May  7,  1996,   between  the  Company  and  the  Purchaser  (the
"Agreement"), pursuant to which (i) Purchaser purchased from the Company the Designated Number of Shares of Common Stock, and (ii) the Company became obligated under certain circumstances to issue to the Purchaser the Designated Number of Restricted Shares. The Company and Purchaser wish to relieve the Company of its obligation to issue the Restricted Shares, none of which have been granted as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Except as otherwise provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Section 2 of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Company no longer has any obligation to issue any Restricted Shares to the Purchaser.

3. Concurrently herewith, the Company and the Purchaser are entering an option agreement whereby the Company is granting to the Purchaser the right and option (the "Option") to purchase an aggregate of 27,500 shares of Common Stock ("Option Shares"). Upon exercise of any part of or the entire Option and the subsequent sale of the underlying Shares of Common Stock, Purchaser hereby agrees to prepay a part of the principal of and interest on the Note, in an amount equal to the net proceeds of such sale, (with such prepayment being applied first to accrued interest on the Note and then to principal). For purposes hereof, "net proceeds" shall be the sale price of the underlying Shares of Common Stock minus the exercise price of the Option actually paid for such shares of Common Stock and any applicable taxes payable by Purchaser by reason of exercise of the Option.

4. Notwithstanding Section 3 above, the Company, in its sole and absolute discretion, can, upon receipt from the Purchaser of a written notice indicating that the Purchaser wishes to exercise all or part of the Option, purchase the part of the Option that the Purchaser wishes to exercise at a purchase price equal to the Closing Price of the underlying Shares of Common Stock on the last trading day immediately preceding the date of exercise minus the aggregate exercise price. Such purchase price shall be paid in cash to the extent of any applicable taxes payable by Purchaser by reason of exercise of the Option and the balance shall be applied as a

F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       1
         prepayment of the Note (with such prepayment being applied first to accrued interest and then to principal) with any remainder being paid to the Purchaser. For purposes hereof, "Closing Price" shall mean the closing price for the Common Stock officially reported on any date by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive) based on the best information available to it.

5. The Company shall provide Purchaser, to the extent available at reasonable rates, with term life and disability insurance coverage the beneficiary of which shall be designated by the Purchaser in an amount equal to or greater than the principal amount of the Note plus interest that shall accrue on the Note. (Such interest shall be calculated on the assumption that the Note will be paid in full on the Note's maturity date.) Such life insurance shall be provided to the Purchaser at Company's expense. The proceeds of such insurance shall be used to pay the Note in full and the policy shall include such beneficiary designation as shall be necessary to insure that the Company will receive directly from the insurer the proceeds necessary to make such payment.

6. Section 3 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of the Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record Shares of Common Stock (which may include Shares and Option Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to
         Section 1(a), plus (ii) the total number of Option Shares issued to Purchaser."

7. Section 5(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Option Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto."

8. Sections 3, 4 and 5, of the Agreement are hereby renumbered Sections 2, 3 and 4, respectively.


F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       2

9. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                               /s/ Lawrence Pesin
                                                   Purchaser:   Lawrence Pesin
By: /s/ Ira B. Lampert
  Name: Ira B. Lampert                             Purchaser's Address:
  Title: Chairman & CEO
                                                   c/o Concord Camera Corp.

                                                   35 Mileed Way

                                                   Avenel, New Jersey  07001



F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       3

                                 AMENDMENT NO. 1

               AMENDMENT NO. 1, dated February 28, 1997, between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and the other party signatory hereto ("Purchaser").

                                    RECITALS:

         The Company and the Purchaser entered into that certain Agreement, dated as of November 7, 1995, between the Company and the Purchaser (the "Agreement"), pursuant to which (i) Purchaser purchased from the Company the Designated Number of Shares of Common Stock, and (ii) the Company became obligated under certain circumstances to issue to the Purchaser the Designated Number of Restricted Shares. The Company and Purchaser wish to relieve the Company of its obligation to issue the Restricted Shares, none of which have been granted as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

1. Except as otherwise provided herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

2. Section 2 of the Agreement is hereby deleted in its entirety and the parties hereto agree that the Company no longer has any obligation to issue any Restricted Shares to the Purchaser.

3. Concurrently herewith, the Company and the Purchaser are entering an option agreement whereby the Company is granting to the Purchaser the right and option (the "Option") to purchase an aggregate of 7,000 Shares of Common Stock ("Option Shares"). Upon exercise of any part of or the entire Option and the subsequent sale of the underlying Shares of Common Stock, Purchaser hereby agrees to prepay a part of the principal of and interest on the Note, in an amount equal to the net proceeds of such sale, (with such prepayment being applied first to accrued interest on the Note and then to principal). For purposes hereof, "net proceeds" shall be the sale price of the underlying Shares of Common Stock minus the exercise price of the Option actually paid for such shares of Common Stock and any applicable taxes payable by Purchaser by reason of exercise of the Option.

4. Notwithstanding Section 3 above, the Company, in its sole and absolute discretion, can, upon receipt from the Purchaser of a written notice indicating that the Purchaser wishes to exercise all or part of the Option, purchase the part of the Option that the Purchaser wishes to exercise at a purchase price equal to the Closing Price of the underlying Shares of Common Stock on the last trading day immediately preceding the date of exercise minus the aggregate exercise price. Such purchase price shall be paid in cash to the extent of any applicable taxes payable by Purchaser by reason of exercise of the Option and the balance shall be applied as a

F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       1
         prepayment of the Note (with such prepayment being applied first to accrued interest and then to principal) with any remainder being paid to the Purchaser. For purposes hereof, "Closing Price" shall mean the closing price for the Common Stock officially reported on any date by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if such Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive) based on the best information available to it.

5. The Company shall provide Purchaser, to the extent available at reasonable rates, with term life and disability insurance coverage the beneficiary of which shall be designated by the Purchaser in an amount equal to or greater than the principal amount of the Note plus interest that shall accrue on the Note. (Such interest shall be calculated on the assumption that the Note will be paid in full on the Note's maturity date.) Such life insurance shall be provided to the Purchaser at Company's expense. The proceeds of such insurance shall be used to pay the Note in full and the policy shall include such beneficiary designation as shall be necessary to insure that the Company will receive directly from the insurer the proceeds necessary to make such payment.

6. Section 3 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein or in the Note, so long as Purchaser remains an employee or performs consulting activities for the Company or any subsidiary thereof, Purchaser (including, for this purpose, members of the Purchaser's immediate family and trusts for the benefit of any members of Purchaser's immediate family) shall continue to own beneficially and of record Shares of Common Stock (which may include Shares and Option Shares as well as other shares) in an amount not less than 50% of the sum of (i) the Designated Number of Shares purchased by Purchaser pursuant to
         Section 1(a), plus (ii) the total number of Option Shares issued to Purchaser."

7. Section 5(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Subject to the provisions hereof imposing limitations and conditions upon the sale or other disposition of the Shares or Option Shares, all of the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto."

8. Sections 3, 4 and 5, of the Agreement are hereby renumbered Sections 2, 3 and 4, respectively.


F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       2

9. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

CONCORD CAMERA CORP.                                 /s/ Art Zawodny
                                                     Purchaser: Art Zawodny
By: /s/ Ira B. Lampert
Name:  Ira B. Lampert                                Purchaser's Address:
Title:   Chairman & CEO
                                                     1343 Wayne Street

                                                     Easton, Pennsylvania 18042

F:\GROUP\EDGAR\13D97\EXHIBITC.13D
AMENDMENT NO. 1 FEBRUARY 28, 1997
                                       3